UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 31, 2005

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

                           Federal                                       000-50901                                      20-0945587
             (State or other jurisdiction                  (Commission File                              (I.R.S. Employer
                 of incorporation)                               Number)                                    Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 31, 2005, Home Federal Bancorp, Inc. issued a press release announcing the appointment of Richard J. Navarro to the Board of Directors of Home Federal Bancorp, Inc. and its subsidiary, Home Federal Bank as well as Home Federal MHC, effective November 1, 2005. Mr. Navarro will fill the vacancies on each of the Board of Directors created by the retirement of Director Richard J. Schrandt, which was announced on September 8, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        Press release of Home Federal Bancorp, Inc. dated October 31, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                     HOME FEDERAL BANCORP, INC.

Date: October 31, 2005                                 By: /s/ Daniel L. Stevens
                                                                            Daniel L. Stevens
                                                                            President and Chief Executive Officer

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Exhibit 99.1

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                                                                                    CONTACT:
                                                                                    Home Federal Bancorp, Inc.
                                                                                    Daniel L. Stevens, Chairman, President & CEO
                                                                                    Robert A.  Schoelkoph, SVP, Treasurer & CFO
                                                                                    208-466-4634
                                                                                    www.myhomefed.com

PRESS RELEASE - For Immediate Release

HOME FEDERAL BANCORP, INC. ANNOUNCES APPOINTMENT OF BOARD MEMBER

Nampa, ID (October 31, 2005) - Home Federal Bancorp, Inc. (the "Company") (Nasdaq: HOME), the parent company of Home Federal Bank, announced today that Richard J. Navarro has been appointed to the Company's Board of Directors effective November 1, 2005 to fill the vacancy created by the retirement of Director Richard J. Schrandt, which was announced on September 8, 2005. Mr. Navarro will also serve on the Company's Audit Committee. Mr. Navarro has also been appointed to the Boards of Directors of Home Federal Bank and Home Federal MHC.

Mr. Navarro is a Certified Public Accountant and held several management positions with Albertson's, Inc., including Senior Vice President and Controller from 1999 to 2003. Mr. Navarro currently serves on the Boards of TitleOne Corporation and the Boise State University Foundation. He is also the past Chairman of the Associated Taxpayers of Idaho.

Home Federal Bancorp, Inc. is a savings and loan holding company headquartered in Nampa, Idaho. It is the parent company of Home Federal Bank, a federal savings bank that was originally organized as a building and loan association in 1920. The Company serves the Treasure Valley region of southwestern Idaho, which includes Ada, Canyon, Elmore and Gem Counties, through our 15 full-service banking offices and two mortgage loan centers. For more information, visit the Company's web site at www.myhomefed.com.

Forward Looking Statements:

Statements in this report regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the SEC, including but not limited to Annual Reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.

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